                         HSBC Variable Insurance Funds




                               Semi-Annual Report

                                 June 30, 2002

HSBC Variable Insurance Funds                                 Semi-Annual Report
                                                                   June 30, 2002
--------------------------------------------------------------------------------

Table of Contents                                                  Page

Market Review..................................................      1
Portfolio Reviews..............................................      3

Schedule of Portfolio Investments:

   HSBC Variable Growth and Income Fund........................      7
   HSBC Variable Fixed Income Fund.............................     10
   HSBC Variable Cash Management Fund..........................     11

Statements of Assets and Liabilities...........................     12
Statements of Operations.......................................     13
Statements of Changes in Net Assets............................     14
Financial Highlights...........................................     17
Notes to Financial Statements..................................     20

HSBC Variable Insurance Funds                                 Semi-Annual Report
HSBC Asset Management (Americas) Inc.                              June 30, 2002
--------------------------------------------------------------------------------

Market Review

        The U.S. equity markets tumbled during the six month period ended June 30, 2002, with the S&P 500 Index(1) returning -13.2% on a total return basis, while the technology-heavy NASDAQ Composite Index(2) declined 24.8%. Both mid- and small-capitalization stocks out-performed their large-cap peers during the period, with the S&P 400 MidCap Index(1) returning -3.2% and the S&P 600 Small Cap Index(1) flat. The S&P 500 declined in five of the six months during the first half of the year. Before posting a modest gain during the last week of the period, the S&P 500 recorded five consecutive weekly declines, dropping 11% during that five week period, pushing the index to its worst first-half decline in over 30 years.

        The U.S. equity markets came under pressure early in the period following the strong performance over the latter part of 2001. Concern over the timing and strength of an economic recovery, combined with anxiety over corporate accounting policies in the aftermath of the Enron scandal, pushed the U.S. equity markets into negative territory through the early part of the period. These issues continued to hang over the equity markets throughout the period, overshadowing signs pointing to an economic recovery. The major equity indices managed to post positive returns during March, as the positive economic data took center stage in early in the month, moving the U.S. equity markets decidedly higher. Declining unemployment, rising factory orders, and the first expansion in U.S. manufacturing in 19 months, gave investors hope that the economy was emerging from the recession that began in March 2001. The Federal Reserve Board (the "Fed") Chairman Alan Greenspan's comments that a moderate economic expansion was "well under way" also served as a catalyst for the equity markets. At the FOMC meeting in mid-March, the Fed left short-term interest rates unchanged, signaling an end to eleven consecutive rate cuts, and leaving interest rates at their lowest levels in 40 years. The Fed did, however, change their bias from easing to neutral, raising some concerns over higher interest rates in the near future. The Fed left interest rates unchanged at two more FOMC meetings during the period, indicating that the pace of the economic recovery was still "uncertain", while maintaining their neutral bias.

        After the positive month in March, the U.S. equity markets trended lower throughout the second quarter, as investor confidence continued to deteriorate on further news of accounting irregularities at major corporations. Tensions in the Middle East, the India/Pakistan conflict, and further threats of terrorism continued to plague investors during the second quarter, helping to push the major equity indices towards their September 21 lows by quarter end.

        Equity mutual funds witnessed a net inflow of approximately $53.9 billion during the first half of the year following an $18 billion outflow during June, the third largest dollar outflow ever. Despite the large outflow in June, net inflows exceeded the $49.3 billion inflows over the same period in 2001.

        Seven of the ten economic sectors in the S&P 500 declined during the first half of 2002, led by a 35.3% decline in the Telecommunication Services sector. Other poor performing sectors included the Information Technology (-31.5%), Health Care (-16.7%) and Industrials (-15.4%) sectors. The best performing sectors during the period included Materials (+8.8%), Consumer Staples (+5.7%), and Energy (+4.2%).

Outlook & Strategy

        There has been a pronounced and obvious disconnect between the economic data being reported and stock prices. While the recovery has been slow and uneven, it is obvious that as a whole, things are improving. The consumer is clearly holding in there, despite the stock market's plunge. Consumer spending growth may surprise to the upside in Q3. The housing market is generating a large amount of free cash flow for consumers. Until we see genuine strength in employment growth and capital spending, the equity markets will question the sustainability of "the recovery". In the meantime, the economy looks set to continue to grow in "fits and starts", strong one month and weak the next. While we think growth will remain slow and choppy, we do not think the current concerns about a double dip recession will come to fruition. Consensus economic growth forecasts are likely a bit too high since the expectation had been that the industrial cycle would accelerate towards the end of the year. The recent data show that the industrial cycle may be peaking now, at least for the time being.

----------------
(1)Standard & Poor's 500 Stock Index is comprised of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Standard & Poor's MidCap 400 Index is comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The Standard & Poor's SmallCap 600 Index is comprised of 600 domestic small capitalization stocks chosen for market size, liquidity and industry group representation. The indices are unmanaged and do not reflect the fees and expenses associated with a mutual fund. Investors cannot invest directly in an index, although they can invest in its underlying securities.

(2)Nasdaq Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

HSBC Variable Insurance Funds                                 Semi-Annual Report
HSBC Asset Management (Americas) Inc.                              June 30, 2002
--------------------------------------------------------------------------------

        The crisis of confidence on Wall Street poses a meaningful risk for the economy. The decline in stock prices is undermining consumer and business confidence, which could offset other positive fundamentals in the economic outlook. Importantly, the crisis has become one of confidence in the system of governance. It is weighing heavily on business confidence, and threatens the reversal in both hiring and capital spending--despite a rebound in profits and margins.

        The significant sell-off in the markets during the past month have brought valuations down to more interesting levels. For the past few months we have said that it would be difficult to project significantly higher stock prices during the remainder of the year. After the 15% decline in the S&P 500 and the 21.2% decline in the NASDAQ during the past three months, if earnings match our forecast, we now think we could see meaningfully returns during the next 6-12 months.

        The U.S. equity market seems to be trying to make a bottom. The conventional wisdom has become "sell every rally". Market bottoms and tops should feel similar because both tend to occur at emotional extremes. Equities now are either at or close to record oversold levels, and sentiment is at bearish extremes that invariably have been excellent buying points in the past. Earnings comparisons for the next three quarters will be easy.

HSBC Variable Growth and Income Fund                          Semi-Annual Report
Portfolio Review                                                   June 30, 2002
--------------------------------------------------------------------------------

by Fedric Lutcher III, CFA
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.

        Earlier in the year, we employed a "barbell" approach across the portfolio, assuming lower risk in holdings within certain sectors, such as health care and consumer staples, while preparing to take advantage of any cyclical market improvements with higher beta positions in other sectors, including consumer discretionary and information technology. In addition, during this period we moved towards a sector neutral position as part of a defensive strategy during a period of heightened uncertainty in the equity markets. As a result of these actions, sector allocation had a minimal effect on overall performance, while stock selection had the most impact during the period. In the current environment our strategy with regard to stock selection varies between sectors. For example, in Utilities, we have exposure to slower growth defensive names, with attractive dividend yields, that have demonstrated a long track record of consistent earnings growth and healthy balance sheets, like Consolidated Edison, Inc. (0.92% of total net assets). In other sectors like consumer discretionary, while we have exposure to powerful, stable retailers like Wal-Mart Stores, Inc. (0.61%) and Home Depot, Inc. (1.30%), we also have exposure to specialty retailers like The Gap, Inc. (1.15%) as well as travel related companies like Starwood Hotels & Resorts Worldwide, Inc. (1.32%), companies that will benefit from an improving economy.*

        Stock selection in consumer discretionary, industrials, financials and consumer staples had the biggest negative impact on performance during the first half of the year. Stock selection in telecommunication services, information technology, health care and materials benefited relative performance.

        Top performing stocks during the period included The Coca-Cola Co. (1.03% of total net assets) up 19%, Wells Fargo & Co. (1.50%) up 15%, Washington Mutual, Inc. (1.98%) up 13%, Anheuser-Busch Cos., Inc. (1.22%) up 11%, and Starwood Hotels & Resorts Worldwide, Inc. (1.32%) up 10%. Poor performers included Sun Microsystems, Inc. (0.94%) down 59%, AOL Time Warner, Inc. (1.02%) down 54%, Intel Corp. (2.04%) down 42%, IBM Corp. (0.90%) down 40%, and Oracle Corp. (1.32%) down 31%.*

    10 Largest Holdings (as a percentage of total net assets as of 6/30/02)*
    ------------------------------------------------------------------------

Ticker          Company                              Sector                 Portfolio Weight
------          -------                              ------                 ----------------
MSFT            Microsoft Corp.                      Technology                   4.76%
XOM             Exxon Mobil Corp.                    Energy                       3.71
WMT             Wal-Mart Stores, Inc.                Consumer Discretionary       3.42
GE              General Electric Co.                 Industrials                  3.14
C               Citigroup, Inc.                      Financials                   2.90
PFE             Pfizer, Inc.                         Health Care                  2.87
AIG             American International Group, Inc.   Financials                   2.68
CVX             Chevrontexaco Corp.                  Energy                       2.53
FNM             Fannie Mae                           Financials                   2.07
INTC            Intel Corp.                          Technology                   2.07
                -----------------------------                                    ------
                Weight of 10 Largest Holdings                                    30.15%


 Percent of Total Holdings (as a percentage of total net assets as of 6/30/02)
                HSBC Variable Growth and Income Fund vs. S&P 500
                ------------------------------------------------

                                     Portfolio      Benchmark       Absolute        Relative
Economic Sector                        Weight        Weight        Difference      Weighting
                                       ------        ------        ----------      ---------
Consumer Discretionary                 13.67          13.63           0.04            100%
Consumer Staples                        8.37           9.90          -1.53             85%
Energy                                  7.62           7.58           0.04            101%
Financials                             18.69          19.84          -1.15             94%
Health Care                            14.27          13.72           0.55            104%
Industrials                            10.59          11.02          -0.43             96%
Information Technology                 13.65          13.93          -0.28             98%
Materials                               3.28           3.22           0.06            102%
Telecommunication Services              3.85           4.06          -0.21             95%
Utilities                               2.90           3.09          -0.19             94%
Cash & Equivalents                      3.10           0.00           3.10
                                      -------        -------
Total                                 100.00%        100.00%

--------------
*Portfolio composition is subject to change.

HSBC Variable Fixed Income Fund                               Semi-Annual Report
Portfolio Review                                                   June 30, 2002
--------------------------------------------------------------------------------

by Edward Merkle
Senior Portfolio Manager, Managing Director, Fixed Income
HSBC Asset Management (Americas) Inc.

        The second quarter was a positive one for the Fixed Income markets as the Lehman Brothers Aggregate Bond Index(1) returned 3.69%, a substantial increase over it's dismal first quarter return of only 0.10%. Leading the way were U.S. Treasuries, which returned 4.52%, followed by U.S. Agency paper, which returned 4.30%, and asset backed securities, which generated 3.96%. Following them were Mortgage Backed securities which generated a return of 3.48% and corporate bonds, which despite credit problems late in the quarter returned 2.70%.

        As the quarter started in April, the market's main driving force was the Fed's apparent stance that it was not going to raise rates anytime soon. Given the lackluster economic reports, the Fed indicated that is was not going to pre-emptively raise rates, instead it would wait for the numbers to indicate a sustained recovery. This sentiment caused treasury yields to fall, the yield curve steepened and swap spreads tightened. Negative economic, political and global developments littered the market in April. Economic data was moderate and initial jobless claims remained above 400,000 for the second consecutive month, underscoring weak labor market conditions. While first quarter Gross Domestic Product(2) (the "GDP") growth was stronger than expected, weaker corporate earnings, various SEC investigations and troubles in the Middle East did not give the economy the support that it needed to break out of its near recessionary slump.

        In May, geo-political risk supported fixed income prices as investor sentiment continued to move away from speculative asset classes and into higher quality sectors. This combined with a mixed bag of economic indicators, which showed improvement in many sectors but fell well short of showing a robust pickup in economic activity. As such, market consensus as to the timing of the Fed's tightening monetary policy was pushed out further in time. May saw yields move in a roller coaster fashion. The first half of the month focused on improving economic fundamentals with continuing strong indications of consumer health as reflected by the emergence of manufacturing out of a recession and into an expansionary phase. Yields moved higher by 20-25 basis points along the yield curve as a result. However, at mid-month the risk of further terrorist activity became more prevalent and the market completely retraced its rise in yields. Net, net at month end, yields across the curve were unchanged to 5 basis points lower for the month.

        Most of June's highlights were the accounting troubles of WorldCom, the weak retail sales figure of -0.9% that reflected the consumer's concerns over the health of the economy and the market's belief that any Federal Reserve tightening will be pushed back several months. Additionally, the geo-political risks associated with tensions in the Middle East, the Indian/Pakistan border and the possibility of further terrorist actions over the 4th of July holiday kept the markets on edge over the course of the month. Following their June 26th meeting, the Federal Reserve left the target for short term interest rates unchanged at 1.75%. The Fed, while reiterating their neutral bias, noted that economic activity continued to expand and they expect the rate of increase in final demand to grow in the coming quarters. Housing continued to be the backbone of the economy, with new home sales hitting the 1.028 million mark, up from 951,000 the prior month. Additionally, first quarter GDP growth was revised upward to 6.1% in the Commerce Department's final report versus an earlier estimate of 5.6%. On the flip side, consumer spending fell 0.1% in May, the first decline since November 2001. Additionally, Consumer Confidence fell to
106.4 from 109.8 in April as the consumer's concerns about unemployment, the weakness of the stock market and headline risk all started to take its toll.



--------------------
(1) The Lehman Brothers Aggregate Bond Index is an unmanaged index composed of the Lehman Brothers Government/Corporate Index and the Lehman Brothers Motgage-Backed Securities Index and includes treasury issues agency issues, corporate bond issues and mortgage backed securities. Investors cannot invest directly in an index, although they can invest in its underlying securities.
(2) The Gross Domestic Product growth is the measure of the market value of the goods and services produced by labor and property in the United States. *Portfolio composition is subject to change.

HSBC Variable Fixed Income Fund (continued)                   Semi-Annual Report
Portfolio Review                                                   June 30, 2002
--------------------------------------------------------------------------------


        The in-house economic view, while adjusted marginally for the likelihood of softer consumption growth in the second quarter, remains broadly unchanged. In view of the perceived sensitivity of the Fed to equity weakness, we have now pushed out our estimate of the likely timing of the start of the tightening cycle. As such, we expect no move in official interest rates over the next three months, although we continue to feel that higher interest rates--to the magnitude of 225 basis points--is in store over the next twelve months. This implies that, when the tightening process begins, it is likely to be fairly aggressive.

        Despite our revised core view of no Fed tightening over the next three months, our monetary factor rating was deemed negative. Following the June rally, we believe the market is more likely to correct somewhat as it becomes clear that economic growth remains on track and the date of the first tightening becomes more imminent.

        Given the present environment of the markets, we will continue to maintain a slight underweight position in duration and attempt to reach market weight in single A and BBB corporate credits given the volatility and constant headline risk that has besieged the corporate bond markets.*

HSBC Variable Cash Management Fund                            Semi-Annual Report
Portfolio Review                                                   June 30, 2002
--------------------------------------------------------------------------------


by Edward Merkle
Senior Portfolio Manager, Managing Director, Fixed Income
HSBC Asset Management (Americas) Inc.


        The markets performed well over the past six months as yields dropped and prices rose across all areas of the yield curve. The biggest impact on the markets was the stock market whose freefall caused investors to seek "risk averse" investments such as money market funds. Additionally, economic data was mixed with some strength shown in manufacturing & housing while weakness was reflected in durable goods and employment. With the market's strong performance, the three month LIBOR(1) which began the year at 1.87% finished June at 1.82% and one month LIBOR also fell from 1.86% to 1.82% as the month of June ended.

        The market's drop in yields across the curve hurt performance as we could have had a longer weighted average maturity. With rates dropping, we sought to lengthen maturity with limited success as cash flooded the short end of the market. The fund was laddered into the 30 to 90 day maturity range concentrated primarily in U.S. agency discount notes or A1/P1 commercial paper. Our outlook is for the Fed to remain on hold for at least the next three months as the economy still struggles. With the Fed on hold, we anticipate the short part of the yield curve to flatten further making "bar-bell" trades unattractive. We will continue to look for relative value in commercial paper or U.S. agency discount notes all across the short portion of the taxable yield curve.*






--------------------

(1) LIBOR is the rate on dollar-denominated deposits, also known as Eurodollars, traded between banks in London. The index is quoted for one month, three months, six months as well as one-year periods.
An investment in the Fund is neither guaranteed nor insured by the FDIC or any other Government agency. Although the Fund strives to maintain the value of your investment at $1.00 per share, it is possible to lose money by investing in this Fund.
*Portfolio composition is subject to change.

HSBC Variable Growth and Income Fund           Schedule of Portfolio Investments
(Unaudited)                                                        June 30, 2002
--------------------------------------------------------------------------------



Security Description                                         Shares      Value($)
--------------------                                         ------      --------

Common Stocks - 97.4%
Aerospace & Defense - 1.0%
Raytheon Co. .......................................           550        22,413
                                                                       ---------

Banking - 5.3%
Bank of America Corp. ..............................           490        34,476
FleetBoston Financial Corp. ........................           780        25,233
The Bank of New York Co., Inc. .....................           650        21,938
Wells Fargo & Co. ..................................           650        32,539
                                                                       ---------
                                                                         114,186
                                                                       ---------

Chemicals - 1.6%
Dow Chemical Co. ...................................           990        34,036
                                                                       ---------

Computer Software - 6.1%
Microsoft Corp. (b) ................................         1,860       101,742
Oracle Corp. (b) ...................................         3,020        28,599
                                                                       ---------
                                                                         130,341
                                                                       ---------

Computers & Peripherals - 7.7%
Applied Materials, Inc. (b) ........................           600        11,412
Dell Computer Corp. (b) ............................           970        25,356
First Data Corp. ...................................           820        30,504
Intel Corp. ........................................         2,420        44,213
International Business Machines Corp. ..............           260        18,720
Sun Microsystems, Inc. (b) .........................         4,080        20,441
Texas Instruments, Inc. ............................           600        14,220
                                                                       ---------
                                                                         164,866
                                                                       ---------

Consumer Manufacturing - 1.8%
Mattel, Inc. .......................................         1,790        37,733
                                                                       ---------

Consumer Products - 7.4%
Anheuser-Busch Cos., Inc. ..........................           530        26,500
Kimberly-Clark Corp. ...............................           390        24,180
PepsiCo, Inc. ......................................           900        43,380
Philip Morris Cos., Inc. ...........................           960        41,933
The Coca-Cola Co. ..................................           400        22,400
                                                                       ---------
                                                                         158,393
                                                                       ---------

Diversified Manufacturing Operations - 7.2%
3M Co. .............................................           240        29,520
General Electric Co. ...............................         2,310        67,106
Honeywell International, Inc. ......................           910        32,059
ITT Industries, Inc. ...............................           360        25,416
                                                                       ---------
                                                                         154,101
                                                                       ---------

Financial Services - 9.4%
American Express Co. ...............................           690        25,061
Capital One Financial Corp. ........................           450        27,473
Citigroup, Inc. ....................................         1,600        61,999
Fannie Mae .........................................           600        44,250
Washington Mutual, Inc. ............................         1,160        43,048
                                                                       ---------
                                                                         201,831
                                                                       ---------



                       See notes to financial statements.

HSBC Variable Growth and Income Fund (continued)  Schedule of Portfolio Investments
(Unaudited)                                                           June 30, 2002
-----------------------------------------------------------------------------------


Security Description                                         Shares      Value($)
--------------------                                         ------      --------

Common Stocks - 97.4% (continued)
Health Care - 4.4%
Healthsouth Corp. (b) ............................          2,530         32,359
Johnson & Johnson ................................            780         40,762
Medtronic, Inc. ..................................            510         21,854
                                                                       ---------
                                                                          94,975
                                                                       ---------

Hotels & Lodging - 2.3%
Cendant Corp. (b) ................................          1,290         20,485
Starwood Hotels & Resorts Worldwide, Inc. ........            870         28,615
                                                                       ---------
                                                                          49,100
                                                                       ---------

Insurance - 4.0%
American International Group, Inc. ...............            840         57,313
Marsh & McLennan Cos., Inc. ......................            290         28,014
                                                                       ---------
                                                                          85,327
                                                                       ---------
Media - 1.0%
AOL Time Warner, Inc. (b) ........................          1,510         22,212
                                                                       ---------

Metals & Mining - 0.7%
Alcoa, Inc. ......................................            480         15,912
                                                                       ---------

Oil & Gas - 7.7%
Chevrontexaco Corp. ..............................            610         53,985
Exxon Mobil Corp. ................................          1,940         79,385
Occidental Petroleum Corp. .......................          1,010         30,290
                                                                       ---------
                                                                         163,660
                                                                       ---------

Paper Products - 1.0%
International Paper Co. ..........................            470         20,483
                                                                       ---------

Pharmaceuticals - 10.0%
Amgen, Inc. (b) ..................................            550         23,034
Cardinal Health, Inc. ............................            700         42,987
Caremark Rx, Inc. (b) ............................          1,310         21,615
Merck & Co., Inc. ................................            660         33,422
Pfizer, Inc. .....................................          1,750         61,249
Wyeth ............................................            570         29,184
                                                                       ---------
                                                                         211,491
                                                                       ---------

Retail Stores - 10.7%
Best Buy Co., Inc. (b) ...........................            600         21,780
Costco Wholesale Corp. (b) .......................            710         27,420
CVS Corp. ........................................            700         21,420
Home Depot, Inc. .................................            770         28,282
Target Corp. .....................................            770         29,337
The Gap, Inc. ....................................          1,760         24,992
Wal-Mart Stores, Inc. ............................          1,330         73,163
                                                                       ---------
                                                                         226,394
                                                                       ---------
Telecommunications - 5.2%
AT&T Corp. .......................................          1,260         13,482
BellSouth Corp. ..................................            510         16,065
Cisco Systems, Inc. (b) ..........................          2,040         28,458
SBC Communications, Inc. .........................            730         22,265
Verizon Communications, Inc. .....................            770         30,916
                                                                       ---------
                                                                         111,186
                                                                       ---------




                       See notes to financial statements.

HSBC Variable Growth and Income Fund           Schedule of Portfolio Investments
(Unaudited)                                                        June 30, 2002
--------------------------------------------------------------------------------



Security Description                                         Shares      Value($)
--------------------                                         ------      --------

Common Stocks - 97.4% (continued)
Utilities - 2.9%
Consolidated Edison, Inc. ..........................           480        20,040
Duke Energy Corp. ..................................           590        18,349
Southern Co. .......................................           870        23,838
                                                                       ---------
                                                                          62,227
                                                                       ---------
TOTAL COMMON STOCKS ................................                   2,080,867
                                                                       ---------

Daily Sweep Vehicles - 4.2%
Bank of New York Cash Sweep ........................        90,353        90,353
                                                                       ---------
TOTAL DAILY SWEEP VEHICLES .........................                      90,353
                                                                       ---------

TOTAL INVESTMENTS (COST $2,408,425) (a) - 101.6% ...                   2,171,220
                                                                       =========


------------
Percentages indicated are based on net assets of $2,137,563.

(a) Cost differs from value by net unrealized depreciation of securities as follows:

    Unrealized appreciation.......   $  42,470
    Unrealized depreciation.......    (279,675)
                                     ---------
    Net unrealized depreciation...   $(237,205)
                                     =========

(b) Represents non-income producing security.





                       See notes to financial statements.

HSBC Variable Fixed Income Fund                Schedule of Portfolio Investments
(Unaudited)                                                        June 30, 2002
--------------------------------------------------------------------------------


                                                              Principal
Security Description                                          Amount($)       Value($)
--------------------                                          ---------       --------
U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 83.3%
Federal Home Loan Bank - 12.8%
5.13%, 3/6/06...............................................    150,000       156,039
4.88%, 11/15/06.............................................     80,000        82,264
                                                                            ---------
                                                                              238,303
                                                                            ---------

Federal Home Loan Mortgage Corporation - 6.0%
6.63%, 9/15/09..............................................      5,000         5,492
6.00%, 6/15/11..............................................    100,000       104,868
                                                                            ---------
                                                                              110,360
                                                                            ---------

Federal National Mortgage Association - 12.1%
7.00%, 7/15/05..............................................     75,000        82,076
5.00%, 1/15/07..............................................     80,000        82,267
6.63%, 10/15/07.............................................     40,000        43,947
6.38%, 6/15/09..............................................     15,000        16,248
                                                                            ---------
                                                                              224,538
                                                                            ---------

Student Loan Marketing Association - 2.2%
4.75%, 4/23/04..............................................     40,000        41,163
                                                                            ---------

U.S. Treasury Bonds - 8.9%
8.00%, 11/15/21.............................................    100,000       127,938
6.13%, 11/15/27.............................................     35,000        37,022
                                                                            ---------
                                                                              164,960
                                                                            ---------

U.S. Treasury Notes - 41.3%
6.13%, 8/31/02..............................................     50,000        50,386
4.75%, 2/15/04..............................................    200,000       206,959
5.88%, 11/15/04.............................................    125,000       132,891
7.00%, 7/15/06..............................................    150,000       167,595
5.50%, 2/15/08..............................................    125,000       132,840
5.00%, 8/15/11..............................................     75,000        76,065
                                                                            ---------
                                                                              766,736
                                                                            ---------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS.....                1,546,060
                                                                            ---------

CORPORATE BONDS - 11.9%
Banking & Finance - 7.4%
J.P. Morgan Chase & Co., 5.63%, 8/15/06.....................     80,000        82,589
Merrill Lynch & Co., 7.38%, 5/15/06.........................     50,000        54,761
                                                                            ---------
                                                                              137,350
                                                                            ---------

Pharmaceuticals - 4.5%
Abbott Laboratories, 5.63%, 7/1/06..........................     80,000        82,976
                                                                            ---------

TOTAL CORPORATE BONDS.......................................                  220,326
                                                                            ---------

DAILY SWEEP VEHICLES - 3.3%
Bank of New York Cash Sweep.................................     60,957        60,957
                                                                            ---------
TOTAL DAILY SWEEP VEHICLES                                                     60,957
                                                                            ---------
TOTAL INVESTMENTS (COST $1,800,078) (a) - 98.5%.............                1,827,343
                                                                            =========


------------
Percentages indicated are based on net assets of $1,854,608.

(a) Cost differs from value by net unrealized appreciation of securities as follows:

     Unrealized appreciation............. $30,839
     Unrealized depreciation.............  (3,574)
                                          -------
     Net unrealized appreciation......... $27,265
                                          =======


                       See notes to financial statements.

HSBC Variable Cash Management Fund             Schedule of Portfolio Investments
(Unaudited)                                                        June 30, 2002
--------------------------------------------------------------------------------


                                                              Principal
Security Description                                          Amount($)      Value($)
--------------------                                          ---------      --------
COMMERCIAL PAPER - 49.6%
Banking - 26.6%
Danske Bank, 1.78%, 9/6/02..................................     89,000        88,705
Kreditanstalt fur Wiederaufbau, 1.76%, 9/5/02...............     90,000        89,710
Natexis Banques Populaires, 1.78%, 9/12/02..................     92,000        91,668
Nordea North America, 1.82%, 8/23/02........................     80,000        79,786
Svenska Handelsbanken, 1.78%, 7/15/02.......................     50,000        49,965
Svenska Handelsbanken, 1.80%, 7/29/02.......................     20,000        19,972
Swedbank, 1.80%, 8/22/02....................................     80,000        79,792
                                                                            ---------
                                                                              499,598
                                                                            ---------

Building Products - 4.3%
Britannia Building, 1.88%, 7/11/02..........................     80,000        79,958
                                                                            ---------

Computer Software - 2.7%
Halifax Corp., 1.92%, 9/4/02................................     50,000        49,827
                                                                            ---------

Consumer Products - 4.3%
Philip Morris Cos., Inc., 1.82%, 7/15/02....................     80,000        79,943
                                                                            ---------

Financial Services - 11.7%
BP Amoco Capital PLC, 1.87%, 8/7/02.........................     50,000        49,904
Nestle Finance, 1.75%, 7/10/02..............................     90,000        89,961
Sigma Finance, 1.86%, 7/8/02................................     80,000        79,971
                                                                            ---------
                                                                              219,836
                                                                            ---------
TOTAL COMMERCIAL PAPER......................................                  929,162
                                                                            ---------

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS - 49.0%
Federal Farm Credit Bank - 9.3%
1.87%, 7/1/02...............................................    174,000       174,000
                                                                            ---------

Federal Home Loan Mortgage Corporation - 22.1%
1.77%, 7/3/02...............................................     80,000        79,992
1.75%, 7/18/02..............................................    164,000       163,864
1.86%, 9/25/02..............................................     80,000        79,658
1.77%, 9/27/02..............................................     90,000        89,611
                                                                            ---------
                                                                              413,125
                                                                            ---------
Federal National Mortgage Association - 17.6%
1.77%, 8/7/02...............................................     80,000        79,854
1.81%, 8/14/02..............................................    160,000       159,658
1.74%, 9/20/02..............................................     90,000        89,648
                                                                            ---------
                                                                              329,160
                                                                            ---------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS.....                  916,285
                                                                            ---------

DAILY SWEEP VEHICLES- 1.7%
Bank of New York Cash Sweep.................................     31,065        31,065
                                                                            ---------
TOTAL DAILY SWEEP VEHICLES..................................                   31,065
                                                                            ---------

TOTAL INVESTMENTS (COST $1,876,512) (a) - 100.3%............                1,876,512
                                                                            =========



------------
Percentages indicated are based on net assets of $1,870,100.
(a) Cost and value for federal income tax and financial reporting purposes are the same.




                       See notes to financial statements.

HSBC Variable Insurance Funds               Statements of Assets and Liabilities
(Unaudited)                                                        June 30, 2002
--------------------------------------------------------------------------------


                                                                  HSBC Variable    HSBC Variable      HSBC Variable
                                                                    Growth and      Fixed Income     Cash Management
                                                                   Income Fund          Fund               Fund
                                                                   -----------     -------------     ---------------
Assets:
Investments, at value ........................................     $2,171,220        $1,827,343        $1,876,512
Interest and dividends receivable ............................          2,458            28,857                20
Receivable from Investment Adviser ...........................          3,416             2,422             2,825
Prepaid expenses and other assets ............................          1,809             2,731             1,535
                                                                   ----------        ----------        ----------
Total Assets .................................................      2,178,903         1,861,353         1,880,892
                                                                   ----------        ----------        ----------
Liabilities:
Distributions payable ........................................           -                4,567             1,326
Payable for investments purchased ............................         26,385              -                -
Accrued expenses and other liabilities:
  Administration .............................................          1,667             1,667             1,667
  Other ......................................................         13,288               511             7,799
                                                                   ----------        ----------        ----------
Total Liabilities ............................................         41,340             6,745            10,792
                                                                   ----------        ----------        ----------

Net Assets ...................................................     $2,137,563        $1,854,608        $1,870,100
                                                                   ==========        ==========        ==========
Composition of Net Assets:
Capital ......................................................     $2,642,715        $1,827,779        $1,870,121
Accumulated net investment income ............................          1,553              --                   9
Accumulated net realized losses from investment transactions .       (269,500)             (436)              (30)
Unrealized appreciation/(depreciation) from investments ......       (237,205)           27,265             -
                                                                   ----------        ----------        ----------
Net Assets ...................................................     $2,137,563        $1,854,608        $1,870,100
                                                                   ==========        ==========        ==========

Shares Outstanding ...........................................        296,846           180,355         1,870,129
Net Asset Value, Offering Price and Redemption Price per share          $7.20            $10.28             $1.00
                                                                   ==========        ==========        ==========

Investments, at cost .........................................     $2,408,425        $1,800,078        $1,876,512
                                                                   ==========        ==========        ==========

                       See notes to financial statements.

HSBC Variable Insurance Funds                           Statements of Operations
(Unaudited)                                                        June 30, 2002
--------------------------------------------------------------------------------


                                                                    HSBC Variable    HSBC Variable    HSBC Variable
                                                                      Growth and     Fixed Income    Cash Management
                                                                     Income Fund         Fund            Fund
                                                                     -----------     -------------   ---------------
Investment Income:
Interest .........................................................   $     -          $ 29,784        $ 13,786
Dividend .........................................................      12,593             165              25
                                                                     ---------        --------        --------
Total Investment Income ..........................................      12,593          29,949          13,811
                                                                     ---------        --------        --------
Expenses:
Investment Adviser ...............................................       5,280           3,664           2,645
Administration ...................................................       9,382           9,363           9,399
Accounting .......................................................       3,258           2,089           2,117
Audit ............................................................       6,970           4,010           7,382
Custodian ........................................................       5,385             291             185
Legal ............................................................       2,942           3,671           3,748
Printing .........................................................       1,290           1,291           1,729
Transfer agent ...................................................       3,651           3,750           4,092
Trustees .........................................................       1,495             730           1,248
Other ............................................................         861             377             667
                                                                     ---------        --------        --------
     Total expenses before fee reductions and reimbursements .....      40,514          29,236          33,212
     Fee reductions and reimbursements from the Investment Adviser     (29,474)        (21,575)        (26,184)
                                                                     ---------        --------        --------
     Net Expenses ................................................      11,040           7,661           7,028
                                                                     ---------        --------        --------

Net Investment Income ............................................       1,553          22,288           6,783
                                                                     ---------        --------        --------
Net Realized/Unrealized Gains (Losses) From Investments:
Net realized gains (losses) from investment transactions .........    (110,691)           (436)             32
Change in unrealized appreciation/depreciation from investments ..    (228,784)         28,237            -
                                                                     ---------        --------        --------
Net Realized/Unrealized gains (losses) from investments ..........    (339,475)         27,801              32
                                                                     ---------        --------        --------
Change In Net Assets Resulting From Operations ...................   $(337,922)       $ 50,089        $  6,815
                                                                     =========        ========        ========


                       See notes to financial statements.

HSBC Variable Growth and Income Fund          Statement of Changes in Net Assets
(Unaudited)                                                        June 30, 2002
--------------------------------------------------------------------------------

                                                                       HSBC Variable Growth and Income Fund
                                                               --------------------------------------------------
                                                               For the six months ended       For the year ended
                                                                        June 30,                  December 31,
                                                                          2002                        2001
                                                               -------------------------      ------------------
                                                                      (Unaudited)
Investment Activities:
Operations:
  Net investment income .......................................       $   1,553                   $    1,379
  Net realized losses from investment transactions ............        (110,691)                    (158,809)
  Change in unrealized appreciation/depreciation from
    investments ...............................................        (228,784)                      (8,421)
                                                                     ----------                   ----------
Change in net assets resulting from operations ................        (337,922)                    (165,851)
                                                                     ----------                   ----------
Dividends:
  Net investment income .......................................           -                           (4,508)
                                                                     ----------                   ----------
Change in net assets from shareholder dividends ...............           -                           (4,508)
                                                                     ----------                   ----------
Capital Transactions:
  Proceeds from shares issued .................................         938,623                    1,457,842
  Dividends reinvested ........................................           -                            4,508
  Cost of shares redeemed .....................................         (86,663)                     (42,795)
                                                                     ----------                   ----------
Change in net assets from capital share transactions ..........         851,960                    1,419,555
                                                                     ----------                   ----------
Change in net assets ..........................................         514,038                    1,249,196
Net Assets:
  Beginning of period .........................................       1,623,525                      374,329
                                                                     ----------                   ----------
  End of period ...............................................      $2,137,563                   $1,623,525
                                                                     ==========                   ==========
Share Transactions:
  Issued ......................................................         116,554                      159,137
  Reinvested ..................................................           -                              527
  Redeemed ....................................................         (11,061)                      (4,803)
                                                                     ----------                   ----------
Change in Shares ..............................................         105,493                      154,861
                                                                     ==========                   ==========


                       See notes to financial statements.

HSBC Variable Fixed Income Fund               Statement of Changes in Net Assets
(Unaudited)                                                        June 30, 2002
--------------------------------------------------------------------------------

                                                                                HSBC Variable Fixed Income Fund
                                                                       ---------------------------------------------
                                                                       For the six months ended   For the year ended
                                                                                June 30,               December 31,
                                                                                  2002                    2001
                                                                       ------------------------   ------------------
                                                                              (Unaudited)
Investment Activities:
Operations:
 Net investment income ..........................................             $   22,288               $   7,676
 Net realized gains (losses) from investment transactions .......                   (436)                     48
 Change in unrealized appreciation/depreciation from investments                  28,237                    (972)
                                                                              ----------               ---------
Change in net assets resulting from operations ..................                 50,089                   6,752
                                                                              ----------               ---------
Dividends:
  Net investment income .........................................                (22,336)                 (7,676)
                                                                              ----------               ---------
Change in net assets from shareholder dividends .................                (22,336)                 (7,676)
                                                                              ----------               ---------
Capital Transactions:
  Proceeds from shares issued ...................................              1,167,022                 878,505
  Dividends reinvested ..........................................                 19,279                   6,256
  Cost of shares redeemed .......................................               (258,984)                (10,639)
                                                                              ----------               ---------
Change in net assets from capital share transactions ............                927,317                 874,122
                                                                              ----------               ---------
Change in net assets ............................................                955,070                 873,198
Net Assets:
  Beginning of period ...........................................                899,538                  26,340
                                                                              ----------               ---------
  End of period .................................................             $1,854,608               $ 899,538
                                                                              ==========               =========

Share Transactions:
  Issued ........................................................                115,100                  86,666
  Reinvested ....................................................                  1,905                     614
  Redeemed ......................................................                (25,508)                 (1,056)
                                                                              ----------               ---------
Change in Shares ................................................                 91,497                  86,224
                                                                              ==========               =========

------------
*Funds commenced operation on May 25, 2000.



                       See notes to financial statements.

HSBC Variable Cash Management Fund            Statement of Changes in Net Assets
(Unaudited)                                                        June 30, 2002
--------------------------------------------------------------------------------

                                                                          HSBC Variable Cash Management Fund
                                                              -----------------------------------------------------
                                                              For the six months ended           For the year ended
                                                                       June 30,                      December 31,
                                                                         2002                            2001
                                                              ------------------------           ------------------
                                                                      (Unaudited)
Investment Activities:
Operations:
 Net investment income ..................................            $     6,783                      $   15,182
 Net realized gains (losses) from investment transactions                     32                             (62)
                                                                     -----------                      ----------
Change in net assets resulting from operations ..........                  6,815                          15,120
                                                                     -----------                      ----------
Dividends:
  Net investment income .................................                 (6,774)                        (15,192)
                                                                     -----------                      ----------
Change in net assets from shareholder dividends .........                 (6,774)                        (15,192)
                                                                     -----------                      ----------
Capital Transactions:
  Proceeds from shares issued ...........................              1,174,061                       1,967,152
  Dividends reinvested ..................................                  6,465                          14,745
  Cost of shares redeemed ...............................             (1,079,250)                       (368,507)
                                                                     -----------                      ----------
Change in net assets from capital share transactions ....                101,276                       1,613,390
                                                                     -----------                      ----------
Change in net assets ....................................                101,317                       1,613,318

Net Assets:
  Beginning of period ...................................              1,768,783                         155,465
                                                                     -----------                      ----------
  End of period .........................................            $ 1,870,100                      $1,768,783
                                                                     ===========                      ==========
Share Transactions:
  Issued ................................................              1,174,061                       1,967,151
  Reinvested ............................................                  6,465                          14,745
  Redeemed ..............................................             (1,079,251)                       (368,507)
                                                                     -----------                      ----------
Change in Shares ........................................                101,275                       1,613,389
                                                                     ===========                      ==========

------------
*Funds commenced operation on May 25, 2000.


                       See notes to financial statements.

HSBC Variable Growth and Income Fund                        Financial Highlights
(Unaudited)                                                        June 30, 2002
--------------------------------------------------------------------------------


                                                                  HSBC  Variable Growth and Income Fund
                                                                ------------------------------------------
                                                        For the six months       For the year      For the period
                                                              ended                 ended              ended
                                                             June 30,            December 31,       December 31,
                                                               2002                 2001               2000*
                                                               ----                 ----               -----
                                                            (Unaudited)
Net Asset Value, Beginning of Period ...............          $8.48                $10.26             $10.00
                                                              -----                ------             ------
Investment Activities:
Net investment income ..............................           0.01                  0.01               0.26+
Net realized and unrealized loss from investment
  transactions .....................................          (1.29)                (1.77)               -
                                                              -----                ------             ------
    Total from investment activities ...............          (1.28)                (1.76)              0.26
                                                              -----                ------             ------

Dividends:
  Net investment income ............................            -                   (0.02)               -
                                                              -----                ------             ------
    Total dividends ................................            -                   (0.02)               -
                                                              -----                ------             ------

Net Asset Value, End of Period .....................          $7.20                 $8.48             $10.26
                                                              =====                ======             ======

Total return .......................................         (15.09%)(a)           (17.12%)             2.60%(a)
Ratios/Supplemental Data:
Net assets at end of period (000) ..................         $2,138                $1,624               $374
Ratio of expenses to average net assets ............           1.15%(b)              1.15%              1.07%(b)
Ratio of net investment income to average net assets           0.16%(b)              0.13%              4.18%(b)
Ratio of expenses to average net assets** ..........           4.21%(b)              8.47%             39.75%(b)
Portfolio turnover .................................          32.77%                59.61%              (c)


------------
+   Calculated based on average shares during the period.
*   Fund commenced operations on May 25, 2000.
** During the period certain fee were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.
(c) During the period, no purchases or sales of long-term securities occurred.


                       See notes to financial statements.

HSBC Variable Fixed Income Fund                             Financial Highlights
(Unaudited)                                                        June 30, 2002
--------------------------------------------------------------------------------


                                                                       HSBC  Variable Fixed Income Fund
                                                                  ------------------------------------------
                                                            For the six months       For the year      For the period
                                                                  ended                 ended              ended
                                                                 June 30,            December 31,       December 31,
                                                                   2002                 2001               2000*
                                                                   ----                 ----               -----
                                                               (Unaudited)

Net Asset Value, Beginning of Period ...............               $10.12               $10.00            $10.00
                                                                   ------               ------            ------
Investment Activities:
  Net investment income ............................                 0.17                 0.32              0.29
  Net realized and unrealized gains from investment
    transactions ...................................                 0.16                 0.12               -
                                                                   ------               ------            ------
    Total from investment activities ...............                 0.33                 0.44              0.29
                                                                   ------               ------            ------

Dividends:
  Net investment income ............................                (0.17)               (0.32)            (0.29)
                                                                   ------               ------            ------
    Total dividends ................................                (0.17)               (0.32)            (0.29)
                                                                   ------               ------            ------

Net Asset Value, End of Period .....................               $10.28               $10.12            $10.00
                                                                   ======               ======            ======

Total return .......................................                 3.28%(a)             4.42%             2.93%(a)

Ratios/Supplemental Data:
Net assets at end of period (000) ..................               $1,855                 $900               $26
Ratio of expenses to average net assets ............                 1.15%(b)             1.15%             1.03%(b)
Ratio of net investment income to average net assets                 3.33%(b)             2.99%             4.25%(b)
Ratio of expenses to average net assets** ..........                 4.37%(b)            29.92%           407.90%(b)
Portfolio turnover .................................                17.91%               13.63%           (c)


------------
*   Fund commenced operations on May 25, 2000.
** During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized
(c) During the period, no purchases or sales of long-term securities occurred.


                       See notes to financial statements.

HSBC Variable Cash Management Fund                          Financial Highlights
(Unaudited)                                                        June 30, 2002
--------------------------------------------------------------------------------


                                                                        HSBC  Variable Cash Management Fund
                                                                     ------------------------------------------
                                                            For the six months          For the year       For the period
                                                                  ended                    ended               ended
                                                                 June 30,               December 31,        December 31,
                                                                   2002                     2001               2000*
                                                                   ----                     ----               -----
                                                               (Unaudited)


Net Asset Value, Beginning of Period ...............                $1.00                  $1.00             $1.00
                                                                    -----                  -----             -----
Investment Activities:
 Net investment income .............................                 0.00**                 0.03              0.03
                                                                    -----                  -----             -----
  Total from investment activities .................                 0.00                   0.03              0.03
                                                                    -----                  -----             -----

Dividends:
 Net investment income .............................                (0.00)**               (0.03)            (0.03)
                                                                    -----                  -----             -----
  Total dividends ..................................                (0.00)                 (0.03)            (0.03)
                                                                    -----                  -----             -----

Net Asset Value, End of Period .....................                $1.00                  $1.00             $1.00
                                                                    =====                  =====             =====
Total return .......................................                 0.45%(a)               2.59%             2.71%(a)

Ratios/Supplemental Data:
Net assets at end of period (000) ..................               $1,870                 $1,769              $155
Ratio of expenses to average net assets ............                 0.93%(b)               0.93%             0.94%(b)
Ratio of net investment income to average net assets                 0.90%(b)               2.10%             4.34%(b)
Ratio of expenses to average net assets*** .........                 4.40%(b)              11.63%            43.08%(b)



------------
*   Fund commenced operations on May 25, 2000.
**  Less than $0.005 per share.
*** During the period, certain fees were voluntarily reduced and/or reimbursed.
    If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.
(a) Not annualized.
(b) Annualized.


                       See notes to financial statements.

HSBC Variable Insurance Funds                      Notes to Financial Statements
                                                                  June 30, 2002
--------------------------------------------------------------------------------

1. Organization:

        The Variable Insurance Funds (the "Trust"), a Massachusetts business trust organized on July 20, 1994, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with multiple investment portfolios. The Trust is authorized to issue an unlimited number of shares without par value. The accompanying financial statements are for the HSBC Variable Growth and Income Fund, the HSBC Variable Fixed Income Fund, and the HSBC Variable Cash Management Fund (individually a "Fund", collectively the "Funds"). The Funds commenced operations on May 25, 2000. Shares of the Funds are offered to a separate account of qualified life insurance companies, as well as other eligible purchasers.

2. Significant Accounting Policies:

        The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are generally valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Trust's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of electronic and matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees.

        Investments of the HSBC Variable Cash Management Fund are valued at amortized cost, which approximates value, except for investments in other money market funds, which are priced at net asset value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Security Transactions and Related Income:

        Security transactions are accounted for on the date the security is purchased or sold. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Expense Allocation:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust in relation to the net assets of each Fund or another reasonable basis.

Dividends to Shareholders:

        Each Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized gains. Additional dividends are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

HSBC Variable Insurance Funds                      Notes to Financial Statements
                                                                  June 30, 2002
--------------------------------------------------------------------------------


        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations that may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to capital; temporary differences do not require reclassification.

Federal Income Taxes:

        Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its net investment income and net realized gains, if any to its shareholders. Accordingly, no provision for federal or excise tax is required.

3. Related Party Transactions:

Investment Adviser:
        HSBC Asset Management (Americas) Inc. ("HSBC" or the "Adviser"), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser for the Funds. For its services, the Adviser is entitled to receive a fee, accrued daily, and paid monthly, based on average daily net assets, at the following annual rates:

Fund                                                                Fee Rate
----                                                                --------
HSBC Variable Growth and Income Fund..............................    0.55%
HSBC Variable Fixed Income Fund...................................    0.55
HSBC Variable Cash Management Fund................................    0.35

The Adviser has voluntarily reduced a portion of its fees and, to the extent necessary, reimbursed the Funds for certain expenses.

Administrator, Fund Accountant and Distributor:

        BISYS Fund Services Ohio, Inc. ("BISYS"), a subsidiary of The BISYS Group, Inc., with whom certain officers and trustees are affiliated, serves the Trust as administrator and fund accountant. Such officers and trustees are not paid any fees directly by the Funds for serving as officers and trustees of the Trust. In accordance with the terms of the Management and Administration Agreement and Fund Accounting Agreement, BISYS is entitled to receive a fixed fee per Fund, accrued daily and paid monthly. In addition, BISYS Fund Services Limited Partnership serves, without compensation, as Distributor of the Funds.

Transfer Agent and Custodian:

        BISYS provides transfer agency services for the Funds. For these services to the Funds, BISYS receives an annual fee accrued daily and paid monthly. In addition, Bank of New York serves as custodian for the Funds.

Variable Contract Owner Servicing Plan:

        The Trust has adopted a Variable Contract Owner Servicing Plan (the "Service Plan") under which each Fund may pay a fee computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund. A servicing agent may periodically waive all or a portion of its servicing fees. For the six months ended June 30, 2002, the Funds did not make payments under any Service Plans.

4. Investment Transactions:

        Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended June 30, 2002 totaled:


Fund                                              Purchases       Sales
----                                              ---------       -----
HSBC Variable Growth and Income Fund............  $1,449,293     $611,627
HSBC Variable Fixed Income Fund.................   1,085,505      226,362


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                                       22

Variable Insurance Funds
--------------------------------------------------------------------------------

Variable Insurance Funds
3435 Stelzer Road
Columbus, OH 43219

Information:
(800) 634-2536

Investment Adviser:
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue, 18th Floor
New York, N.Y. 10018

Distributor, Administrator, Transfer Agent and Dividend Disbursing Agent:
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

Custodian:
The Bank of New York
90 Washington Street
New York, New York 10286

Independent Auditors:
Arthur Andersen LLP
Suite 2100
Huntington Center
41 South High Street
Columbus, OH 43215

Legal Counsel:
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is for the information of the shareholders of the The Variable Insurance Funds. Its use in connection with any offering of the Trust's shares is authorized only in case of a concurrent or prior delivery of the Trust's current prospectus. Shares of the Funds are not an obligation of or guaranteed or endorsed by HSBC Holdings plc or its affiliates. An investment in the Funds is neither insured nor guaranteed by the FDIC or any other government agency, and involve investment risk, including the possible loss of principal.


08/02